[LOGO OF DOOR &       Investing
EATON VANCE
APPEARS HERE]         for the

                      21st

                      Century
                                                        [PHOTO OF BRICK WALL &
                                                        "EDUCATION" SIGN
                                                        APPEARS HERE]










Semiannual Report July 31, 1997



                                  EATON VANCE

                                  MUNICIPALS

                                   TRUST II


[PHOTO OF HIGHWAY
TRAFFIC AT NIGHT
APPEARS HERE]
                                    MARATHON


                     Global Management-Global Distribution

                                                                 Florida Insured

                                                                          Hawaii

                                                                          Kansas
[PHOTO OF SUSPENSION
BRIDGE APPEARS HERE]

EV Marathon Municipals Funds as of July 31, 1997
--------------------------------------------------------------------------------
Letter to Shareholders
--------------------------------------------------------------------------------

[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
President


The municipal bond market has continued to respond favorably in 1997 to an economic climate characterized by solid growth and low inflation. First quarter GDP rose 4.9%, while GDP in the second quarter was revised upward to 3.6%, according to the U.S. Commerce Department. Meanwhile, inflation has remained in the 2-to-3% range. While the Federal Reserve elected to raise short-term rates slightly in March, it has since maintained a generally stable interest rate policy in response to a benign inflation outlook. Not surprisingly, municipal bonds have turned in solid returns, with the Lehman Brothers Municipal Bond Index* -- an unmanaged index of municipal bonds -- rising 10.3% during the year ended July 31, 1997.

The municipal bond market has been characterized by heavy issuance and strong investor demand

According to Standard & Poor's, nearly $227 billion in municipal securities were brought to market in 1996, a 14% increase from the prior year. Thus far in 1997, municipal issuance has kept up that pace. Issuers have redeemed older bonds with relatively high coupons and replaced them with new bonds bearing lower coupons. This municipal refunding activity has been sparked in part by the strong market rally of recent months that has seen yields for 30-year AAA-rated general obligations decline to the 5.2% level at July 31, according to Bloomberg. At that level, municipal yields represent 80.9% of 30-year Treasury yields, making them an attractive option for investors.

Amid Washington's newly found fiscal responsibility, the outlook for municipal bonds appears bright

We believe the long-term outlook for municipal bonds has improved in the past year for several reasons. First, with Congress and the Clinton Administration having reached agreement on a


Municipal bonds yield 81% of Treasury yields.

   [BAR CHART OF MUNICIPAL BONDS YIELD 81% OF TREASURY YIELDS APPEARS HERE]


30-Year AAA-rated General Obligation (GO) Bonds*                5.20%
Taxable equivalent yield in 36% tax bracket                     8.13%

               [BAR CHART OF 30 YR. TREASURY BOND APPEARS HERE]

30-Year Treasury bond                                           6.43%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.


* GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of July 31, 1997.

Past performance is no guarantee of future results.
Source: Bloomberg, L.P.

plan to balance the budget by 2002, the budgetary nightmare that has long plagued the nation may be coming to an end. A balanced budget would sharply reduce the government's borrowing needs, leading to lower interest rates and channeling investments into more productive areas of the economy. Second, even after the recently enacted capital gains tax cut, the marginal tax rates of many taxpayers remain high. For those taxpayers, municipal bonds may still be the best vehicle for tax relief. And finally, a balanced investment portfolio features a mix of equities, bonds, and cash. We believe, that following three years of stock market outperformance, investors should consider reallocating a portion of their portfolios to bonds in order to maintain a prudent asset allocation. For these reasons, we believe that the municipal market will continue to attract investments from tax-conscious investors. Eaton Vance will continue its leadership role in seeking high, tax-free income for investors.

                Sincerely,

                /s/ Thomas J. Fetter

                Thomas J. Fetter,
                President
                September 9, 1997



*It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Marathon Florida Insured Municipals Fund as of July 31, 1997
--------------------------------------------------------------------------------
Investment Update
--------------------------------------------------------------------------------

[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Florida remains one of the fastest growing states in the nation. Its economy is buoyed by strong trade and services sectors, with tourism and business services playing particularly vital roles.

 . Job growth has slowed somewhat over the pace set in recent years, but it remains steady. In the 12 months ending March 31, 1997, non-agricultural employment grew by 2.8%.

 . The business services sector has added 250,000 new jobs since 1991, the worst year of the recession, representing 30% of non-farm growth in this period.

 . State revenues in fiscal 1997 are expected to be $15.6 billion, signifying a 6.3% increase over FY1996. In FY1998, revenues are expected to grow approximately 5.1%, for an increase of roughly $790 million over FY1997.

Management Update
--------------------------------------------------------------------------------
 . The Florida Insured Portfolio remains broadly diversified among sectors and has continued to maintain its triple-A rating. The Fund has positions in essential services, including water & sewer, housing, utilities, and transportation.

 . The large number of insured issues -- which generally translates into higher credit quality compared to non-insured funds -- provides investors with an extra margin of safety.

 . We continue to manage for call protection, which helps reduce volatility in the Fund's net asset value, and have increased the number of alternative minimum tax (AMT) bonds. AMT issues generally offer higher yield without a significant increase in risk.

The Fund
--------------------------------------------------------------------------------
 . During the six months ended July 31, 1997, the Fund had a total return of 5.8%./1/

 . This return resulted from an increase in net asset value per share to $11.08 on July 31, 1997 from $10.71 on December 31, 1996, and the reinvestment of $0.238 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $11.08 per share, the Fund's distribution rate on July 31, 1997 was 4.33%. The SEC 30-day yield on that date was 4.14%./3/

 . To equal 4.33% in a taxable investment, a couple in the 38.96% combined federal and state tax bracket would need a yield of 7.09%.

Your Investment at Work
--------------------------------------------------------------------------------
  State of Florida Department of Environmental Protection -- Preservation
  2000 Revenue Bonds

                                        [CLIP ART OF FAMILY & TREE APPEARS HERE]

 . The proceeds from this bond issue are being used to acquire land for outdoor recreation and natural resources conservation in the state of Florida.

 . The bonds were issued in accordance with the Florida Preservation 2000 Act, which authorized the issuance of debt revenue for the purpose of environmental protection and preservation.

 . Uses of the revenues include purchasing public lands, one-fifth of which are coastal lands, and financing the regulatory efforts of water management districts.

--------------------------------------------------------------------------------

/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).

/2/ A portion of the Fund's income could be subject to federal income tax and/ or alternative minimum tax.

/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is no guarantee of future results. The value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/5/ Based on market value as of 7/31/97. May not represent the Portfolio's current or future investments.

/6/ Private insurance does not remove the interest rate risks associated with these investments.

--------------------------------------------------------------------------------

Fund Information
as of July 31, 1997


Average Annual Total Returns/4/
---------------------------------
One Year               8.8%
Life of Fund (3/2/94)  8.0

SEC Average Annual Total Returns/4/
-------------------------------------
One Year                 3.8%
Life of Fund (3/2/94)    7.2



5 Largest Sectors/5/
----------------------
By total investments

[BAR CHART OF 5 LARGEST SECTORS APPEARS HERE]

Insured Special Tax Revenue  29.6%/6/
Insured Water & Sewer  24.9%/6/
Housing 16.0%.
Insured Housing  10.9%/6/
Insured Electric Utilities  4.5%/6/



Portfolio Overview/5/
-----------------------
Number of Issues                37
Average Maturity         24.9 Yrs.
Effective Maturity       13.0 Yrs.
Average Rating                 AAA
Average Call             7.81 Yrs.
Average Dollar Price       $102.53

EV Marathon Hawaii Municipals Fund as of July 31, 1997
--------------------------------------------------------------------------------
Investment Update
--------------------------------------------------------------------------------

[PHOTO OF ROBERT B. MACINTOSH PORTFOLIO MGR. APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 . Hawaii's economy, which grew at a very slow rate during the early 1990's, is beginning to show signs of life. While gross state product grew only 0.2% annually between 1992 and 1994, it grew at a 0.9% rate in 1996 and is expected to reach a 1.0% rate in 1997.

 . Construction and tourism, which represent significant portions of Hawaii's economy, stabilized in 1995 and 1996 after poor performance the previous three years. Construction spending is expected to reach $3 billion in 1997, a slight increase over 1996. Tourism started off slowly in 1997, but is expected to continue the upward trend set during the past two years.

 . Perhaps the brightest economic statistic is Hawaii's inflation rate. Inflation was problematic several years ago -- in 1991, it was 7.1%, versus 4.2% for the nation. By 1996, however, the inflation rate in Hawaii had dropped to only 1.5%, versus 2.9% for the U.S.

Management Update
--------------------------------------------------------------------------------
 . Hawaii's economy has improved recently, which helps the credit ratings of the state's general obligation (GO) bonds. The state was quick to react to the slowdown in tourism a few years ago, which was an important step in maintaining its sound financial condition.

 . There is typically little activity in the market for Hawaii's municipal bonds
  -- both in the new issue and secondary markets -- but we have been able to find some attractive additions to the Portfolio. These include Maui County GOs and Hawaii State Housing Development Corp.

 . We continue to diversify the Fund, as opportunities arise, in an effort to keep calls long and to reduce overall volatility.

The Fund
--------------------------------------------------------------------------------
 . During the six months ended July 31, 1997, the Fund had a total return of 5.4%./1/

 . This return resulted from an increase in net asset value per share to $10.02 on July 31, 1997 from $9.73 on December 31, 1996, and the reinvestment of $0.228 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.02 per share, the Fund's distribution rate on July 31, 1997 was 4.59%. The SEC 30-day yield on that date was 3.85%./3/

 . To equal 4.59% in a taxable investment, a couple in the 42.4% combined federal and state tax bracket would need a yield of 7.97%.

Your Investment at Work
--------------------------------------------------------------------------------
  Hawaii Department of Budget and Finance -- Hawaiian Electric Co., Inc.

                                        [CLIP ART OF UTILITY POLES APPEARS HERE]

 . This recent bond issue, which is guaranteed by Hawaiian Electric Company, Inc., is being used to finance the land acquisition and construction related to three separate electric utility systems.

 . The facilities will provide electric generation, transmission and distribution in the City and County of Honolulu, the County of Maui, and the County of Hawaii.

 . The bonds are MBIA-insured, and are rated AAA by Standard & Poor's and Aaa by Moody's -- the highest rating issued by both services.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is no guarantee of future results. The value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/5/ Based on market value as of 7/31/97. May not represent the Portfolio's current or future investments.
/6/ Private insurance does not remove the interest rate risks associated with these investments.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997



Average Annual Total Returns/4/
---------------------------------
One Year               9.2%
Life of Fund (3/2/94)  5.2

SEC Average Annual Total Returns/4/
------------------------------------
One Year               4.2%
Life of Fund (3/2/94)  4.4


5 Largest Sectors/5/
----------------------
By total investments

[BAR CHART OF 5 LARGEST SECTORS APPEARS HERE]

Insured General Obligations  17.3%/6/
Hospitals  15.7%
General Obligation  15.4%
Insured Transportation  9.7%/6/
Housing  8.7%

Portfolio Overview/5/
-----------------------
Number of Issues                41
Average Maturity         22.2 Yrs.
Effective Maturity       11.2 Yrs.
Average Rating                  AA
Average Call              8.0 Yrs.
Average Dollar Price       $103.85

EV Marathon Kansas Municipals Fund as of July 31, 1997
--------------------------------------------------------------------------------
Investment Update
--------------------------------------------------------------------------------

[PHOTO OF NICOLE ANDERES PORTFOLIO MGR. APPEARS HERE]
Nicole Anderes,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 . The economy in Kansas has experienced solid growth over the past few years -- a trend that is expected to continue through the end of this year. Strength in the aircraft manufacturing, construction, financial services, and trade sectors is expected to characterize the state's economy through the end of 1997.

 . Job growth has been steady in Kansas. In 1996, total employment in the state increased by 2.6%, after a 3.0% rise in 1995 and 2.9% in 1994. Forecasters expect a 2.4% increase in employment for 1997. In June, 1997, the unemployment rate dropped to 3.8%, a sharp decrease from the 4.6% level reported in June, 1996.

 . After slow years from 1993 to 1995, the financial services sector rebounded in 1996, led by expansion in the banking industry.

Management Discussion
--------------------------------------------------------------------------------
 . The past six months has been a stable, quiet, and positive period for both the Fund and the bond market. Despite the surge in the stock market, redemptions were not an issue for the Fund during the period, in contrast to the general experience of bond funds during the past few years.

 . We have found upside potential in certain issues, such as escrowed zero coupon bonds; we have hedged the Fund's downside risk by acquiring bonds in the housing sector. In addition, by seeking out low coupons and lengthening our call protection where possible, we have been able to maintain sound portfolio structure.

 . The strong economy has provided an extra measure of credit quality for local
  GO bonds, which make up a significant portion of the state's municipal offerings.

The Fund
--------------------------------------------------------------------------------
 . During the six months ended July 31, 1997, the Fund had a total return of 5.8%./1/

 . This return resulted from an increase in net asset value per share to $10.43 on July 31, 1997 from $10.08 on December 31, 1996, and the reinvestment of $0.230 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.43 per share, the Fund's distribution rate on July 31, 1997 was 4.44%. The SEC 30-day yield on that date was 3.85%./3/

 . To equal 4.44% in a taxable investment, a couple in the 42.05% combined federal and state tax bracket would need a yield of 7.66%.


Your Investment at Work
--------------------------------------------------------------------------------
  City of Witchita, Kansas Multifamily Housing Revenue Bonds -- Broadmoor at Chelsea Apartment Project

                                                [CLIP ART OF HOUSE APPEARS HERE]

 . The proceeds from this new issue will be used to finance the acquisition and renovation of the Broadmoor at Chelsea Apartment complex, an existing 240-unit project in Witchita.

 . This project, a federally-qualified low income housing project built in 1979-1980, comprises 23 apartment buildings and a clubhouse. It includes a swimming pool, tennis court and parking.

 . The bonds are AAA-rated by Standard & Poor's and the underlying mortgages are collateralized by the Federal National Mortgage Company.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is no guarantee of future results. The value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/5/ Based on market value as of 7/31/97. May not represent the Portfolio's current or future investments.
/6/ Private insurance does not remove the interest rate risks associated with these investments.
--------------------------------------------------------------------------------

Fund Information
as of July 31, 1997



Average Annual Total Returns/4/
---------------------------------
One Year               9.4%
Life of Fund (3/2/94)  6.3

SEC Average Annual Total Returns/4/
-------------------------------------
One Year               4.4%
Life of Fund (3/2/94)  5.5


5 Largest Sectors/5/
-----------------------
By total investments

[BAR CHART OF 5 LARGEST SECTORS APPEARS HERE]

Housing  28.6%
General Obligations  24.4%
Insured Hospital  22.0%/6/
Insured General Obligations  7.7%/6/
Insured Electric Utilities  4.2%/6/

Portfolio Overview/5/
-----------------------
Number of Issues         40
Average Maturity         21.0 Yrs.
Effective Maturity       10.8 Yrs.
Average Rating           AA+
Average Call             7.4 Yrs.
Average Dollar Price     $103.43

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS (Unaudited)

Statements of Assets and Liabilities

As of July 31, 1997

                                                                     Marathon           Marathon           Marathon
                                                                 Florida Insured         Hawaii             Kansas
                                                                       Fund               Fund               Fund
----------------------------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------------------------
Investment in Portfolio --
   Identified cost                                                   $19,717,733        $17,410,084       $ 9,860,686
   Unrealized appreciation                                             1,436,537          1,542,826           528,303
----------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value (Note 1A)                    $21,154,270        $18,952,910       $10,388,989
----------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                      $       --         $    24,487       $        --
Deferred organization expenses (Note 1D)                                   5,515              7,272             5,458
----------------------------------------------------------------------------------------------------------------------
Total assets                                                         $21,159,785        $18,984,669       $10,394,447
----------------------------------------------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------------------------------------------
Dividends payable                                                    $    40,296        $    37,828       $    20,753
Payable for Fund shares redeemed                                         191,971              2,200               --
Payable to affiliate for Trustees' fees (Note 4)                              --                 31                31
Accrued expenses                                                           4,226              5,158             3,670
----------------------------------------------------------------------------------------------------------------------

Total liabilities                                                    $   236,493        $    45,217       $    24,454
----------------------------------------------------------------------------------------------------------------------

Net Assets                                                           $20,923,292        $18,939,452       $10,369,993
----------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
----------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                      $19,612,088        $18,188,654       $ 9,699,237
Accumulated net realized gain (loss) from Portfolio
   (computed on basis of identified cost)                               (150,162)          (763,548)          134,470
Accumulated undistributed (distributions in excess of)
   net investment income                                                  24,829            (28,480)            7,983
Net unrealized appreciation of investments (computed on
   basis of identified cost)                                           1,436,537          1,542,826           528,303
----------------------------------------------------------------------------------------------------------------------
Total                                                                $20,923,292        $18,939,452       $10,369,993
----------------------------------------------------------------------------------------------------------------------

Shares of Beneficial Interest Outstanding
----------------------------------------------------------------------------------------------------------------------
                                                                       1,889,209          1,890,772           994,504
----------------------------------------------------------------------------------------------------------------------

Net Asset Value, Offering Price and
Redemption Price Per Share (Note 6)
----------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial interest outstanding)             $     11.08        $     10.02       $     10.43
----------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

As of July 31, 1997


                                                                Marathon             Marathon            Marathon
                                                             Florida Insured          Hawaii              Kansas
                                                                  Fund                 Fund                Fund
--------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
--------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                        $ 602,489            $473,159           $ 306,646
Expenses allocated from Portfolio                                      --                  --                  --
--------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                            $ 602,489            $473,159           $ 306,646
--------------------------------------------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                       $     102            $    115           $     102
Distribution and service fees (Note 5)                             93,832              74,288              46,627
Legal and accounting services                                       8,333               9,250               6,982
Transfer and dividend disbursing agent fees                         8,142               7,013               4,280
Printing and postage                                                4,711               4,463               4,463
Amortization of organization expenses (Note 1D)                     1,730               2,275               1,710
Custodian fee (Note 1F)                                             1,064               1,053               1,202
Registration fees                                                     885                 992                 992
Miscellaneous                                                          --               1,210                 779
--------------------------------------------------------------------------------------------------------------------
Total expenses                                                  $ 118,799            $100,659           $  67,137
--------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1F)                        $   1,552            $     --           $     667
--------------------------------------------------------------------------------------------------------------------
Total expense reductions                                        $   1,552            $     --           $     667
--------------------------------------------------------------------------------------------------------------------

Net expenses                                                    $ 117,247            $100,659           $  66,470
--------------------------------------------------------------------------------------------------------------------

Net investment income                                           $ 485,242            $372,500           $ 240,176
--------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)             $ 179,718            $ 12,816           $  45,318
    Financial futures contracts                                  (130,345)             12,814               8,496
--------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                $  49,373            $ 25,630           $  53,814
--------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                                 $ 745,379            $593,336           $ 330,594
    Financial futures contracts                                  (107,193)            (89,624)            (30,708)
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments            $ 638,186            $503,712           $ 299,886
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                 $ 687,559            $529,342           $ 353,700
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                      $1,172,801           $901,842           $ 593,876
--------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended July 31, 1997

                                                                          Marathon              Marathon              Marathon
                                                                      Florida Insured            Hawaii                Kansas
Increase (Decrease) in Net Assets                                           Fund                  Fund                  Fund
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                               $   485,242           $   372,500           $   240,176
    Net realized gain on investment transactions                             49,373                25,630                53,814
    Net change in unrealized appreciation (depreciation) of
       investments                                                          638,186               503,712               299,886
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $ 1,172,801           $   901,842           $   593,876
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                          $  (465,673)          $  (372,500)          $  (236,300)
    In excess of net investment income                                          --                 (6,944)                  --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                     $  (465,673)          $  (379,444)          $  (236,300)
-----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                                        $ 1,561,094           $ 3,751,485           $   600,772
    Net asset value of shares issued to shareholders in payment of
       distributions declared                                               183,199               153,777               122,090
    Cost of shares redeemed                                              (3,244,742)           (1,039,946)           (1,202,414)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      $(1,500,449)          $ 2,865,316           $  (479,552)
-----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                                   $  (793,321)          $ 3,387,714           $  (121,976)
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                                  $21,716,613           $15,551,738           $10,491,969
-----------------------------------------------------------------------------------------------------------------------------------
At end of period                                                        $20,923,292           $18,939,452           $10,369,993
-----------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net investment
income included in net assets
-----------------------------------------------------------------------------------------------------------------------------------
At end of period                                                        $    24,829            $  (28,480)          $     7,983
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended January 31, 1997


                                                                           Marathon               Marathon              Marathon
                                                                        Florida Insured            Hawaii                Kansas
Increase (Decrease) in Net Assets                                            Fund                   Fund                  Fund
----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                                  $  927,719            $  724,832            $  511,199
    Net realized gain (loss) on investment transactions                       (67,250)              (85,447)              116,275
    Net change in unrealized appreciation (depreciation) of
       investments                                                           (580,040)             (283,079)             (376,548)
----------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                                 $  280,429            $  356,306            $  250,926
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                             $ (917,648)           $ (724,832)           $ (504,743)
    In excess of net investment income                                            --                (14,581)                  --
    From net realized gain                                                        --                    --                 (8,270)

----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                        $ (917,648)           $ (739,413)           $ (513,013)
----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                                           $6,069,588            $1,947,078            $1,798,659
    Net asset value of shares issued to shareholders in payment of
       distributions declared                                                 362,763               312,044               245,745
    Cost of shares redeemed                                                (2,469,758)           (1,450,253)           (2,072,541)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions         $3,962,593            $  808,869            $  (28,137)
----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                                      $3,325,374            $  425,762            $ (290,224)
----------------------------------------------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                                       $18,391,239           $15,125,976           $10,782,193
----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                             $21,716,613           $15,551,738           $10,491,969
----------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net investment
income included in net assets
----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                             $    5,260            $  (21,536)           $    4,107
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                   Marathon Florida Insured Fund                   Marathon Hawaii Fund
                                            ------------------------------------------  -------------------------------------------
                                            Six Months                                  Six Months
                                            Ended            Year Ended January 31,     Ended             Year Ended January 31,
                                            July 31, 1997 ----------------------------  July 31, 1997 ------------------------------
                                            (Unaudited)     1997      1996     1995*    (Unaudited)     1997       1996      1995*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--  Beginning of period        $10.710    $11.090   $10.260   $10.000        $ 9.730    $ 9.980   $ 9.150  $ 10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                         $ 0.250    $ 0.499   $ 0.512   $ 0.456        $ 0.224    $ 0.466   $ 0.484  $  0.434
Net realized and unrealized gain (loss)
  on investments                                0.358     (0.385)    0.832     0.304          0.294     (0.241)    0.835    (0.805)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations           $ 0.608    $ 0.114   $ 1.344   $ 0.760        $ 0.518    $ 0.225   $ 1.319  $ (0.371)
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                    $(0.238)   $(0.494)  $(0.512)  $(0.456)       $(0.224)   $(0.466)  $(0.484) $ (0.434)
In excess of net investment income                 --         --    (0.002)   (0.044)        (0.004)    (0.009)   (0.005)   (0.045)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                           $(0.238)   $(0.494)  $(0.514)  $(0.500)       $(0.228)   $(0.475)  $(0.489) $ (0.479)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value--End of period                $11.080    $10.710   $11.090   $10.260        $10.020    $ 9.730   $ 9.980  $  9.150
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                5.77%      1.14%    13.39%     7.10%          5.42%      2.40%    14.74%    (4.01)%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)       $20,923    $21,717   $18,391   $11,596        $18,939    $15,552   $15,126  $ 12,601
Ratio of net expenses to average daily
  net assets/(2)(3)/                             1.21%+     1.21%     1.10%     0.75%+         1.27%+     1.20%     1.05%     0.87%+
Ratio of net expenses to average daily
   net assets, after custodian fee
   reduction/(2)/                                1.13%+     1.12%     1.00%       --           1.25%+     1.15%     0.98%       --
Ratio of net investment income to average
  daily net assets                               4.66%+     4.67%     4.76%     4.79%+         4.60%+     4.81%     5.03%     5.03%+

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser and/or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(2)(3)/                             1.63%+     1.51%     1.49%     1.62%+         1.76%+     1.61%     1.53%     1.41%+
    Expenses after custodian fee reduction/(2)/  1.54%+     1.42%     1.39%       --           1.73%+     1.56%     1.46%       --
    Net investment income                        4.24%+     4.37%     4.37%     3.92%+         4.12%+     4.40%     4.51%     4.49%+
Net investment income per share               $ 0.228    $ 0.467   $ 0.470   $ 0.374        $ 0.201    $ 0.426   $ 0.434  $  0.387
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, March 2, 1994, to January 31, 1995.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the periods ended on and after January 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.


                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                           Marathon Kansas Fund
                                                              -----------------------------------------------
                                                              Six Months
                                                              Ended               Year Ended January 31,
                                                              July 31, 1997  --------------------------------
                                                              (Unaudited)       1997      1996       1995*
-------------------------------------------------------------------------------------------------------------
Net asset value-- Beginning of period                             $10.080   $ 10.320   $  9.560   $ 10.000
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                                             $ 0.233   $  0.479   $  0.481   $  0.435
Net realized and unrealized gain (loss) on investments              0.347     (0.238)     0.761     (0.393)
-------------------------------------------------------------------------------------------------------------
Total income from operations                                      $ 0.580   $  0.241   $  1.242   $  0.042
-------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------
From net investment income                                        $(0.230)  $ (0.473)  $ (0.481)  $ (0.435)
In excess of net investment income                                     --        --      (0.001)    (0.047)
From net realized gain on investments                                  --     (0.008)       --         --
-------------------------------------------------------------------------------------------------------------
Total distributions                                               $(0.230)  $ (0.481)  $ (0.482)  $ (0.482)
-------------------------------------------------------------------------------------------------------------

Net asset value--End of period                                    $10.430   $ 10.080   $ 10.320   $  9.560
-------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                   5.84%      2.46%     13.26%      0.16%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data++
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                           $10,370   $ 10,492   $ 10,782   $  7,753
Ratio of net expenses to average daily net assets/(2)(3)/            1.35%+     1.25%      1.20%      0.75%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                    1.29%+     1.15%      1.08%       --
Ratio of net investment income to average daily net assets           4.65%+     4.77%      4.79%      4.81%+

++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser and/or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(2)(3)/                                                 1.89%+     1.68%      1.59%      1.60%+
    Expenses after custodian fee reduction/(2)/                      1.83%+     1.58%      1.47%        --
    Net investment income                                            4.10%+     4.34%      4.40%      3.96%+
Net investment income per share                                   $ 0.205   $  0.436   $  0.442   $  0.397
-------------------------------------------------------------------------------------------------------------

+   Annualized.
* For the period from the start of business, March 2, 1994, to January 31, 1995.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the periods ended on and after January 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited)


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Eaton Vance Municipals Trust II (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of nine non-diversified Funds, three of which are included in these financial statements. They include EV Marathon Florida Insured Municipals Fund ("Marathon Florida Insured Fund"), EV Marathon Hawaii Municipals Fund ("Marathon Hawaii Fund") and EV Marathon Kansas Municipals Fund ("Marathon Kansas Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Marathon Florida Insured Fund invests its assets in the Florida Insured Municipals Portfolio, the Marathon Hawaii Fund invests its assets in the Hawaii Municipals Portfolio and the Marathon Kansas Fund invests its assets in the Kansas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (89.1%, 97.6% and 89.3% at July 31, 1997 for the Marathon Florida Insured Fund, Marathon Hawaii Fund and Marathon Kansas Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  B Income -- Each Fund's net investment income consists of each Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 1997, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

  Fund                                        Amount        Expires
  -----------------------------------------------------------------------------
  Marathon Florida Insured Fund               $ 72,722      January 31, 2004

  Marathon Hawaii Fund                        $ 25,582      January 31, 2005
                                               636,278      January 31, 2004
                                                67,778      January 31, 2003

  Additionally, at January 31, 1997, net capital losses of $134,097 for the Marathon Florida Insured Fund attributable to security transactions incurred after October 31, 1996, are treated as arising on the first day of the Fund's current taxable year. Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

  D Deferred Organization Expenses -- Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on a straight-line basis over five years.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds and Portfolios maintain with IBT. All significant

EV Marathon Municipals Funds as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D



  credit balances used to reduce each Fund's custodian fees are reported as a reduction of operating expenses on the statements of operations.

  G Other -- Investment transactions are accounted for on a trade date basis.

  H Interim Financial Information -- The interim financial statements relating to July 31, 1997 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Funds' management reflect all adjustments consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash.

  The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

  The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                          Marathon Florida Insured Fund
                                ------------------------------------------------
                                   Six Months Ended
                                   July 31, 1997              Year Ended
                                   (Unaudited)                January 31, 1997
  ------------------------------------------------------------------------------
   Sales                                    144,983                    565,644
   Issued to shareholders
     electing to receive
     payments of
     distributions
     in Fund shares                          17,003                     33,964

   Redemptions                             (300,359)                  (230,160)
  ------------------------------------------------------------------------------
   Net increase (decrease)                 (138,373)                   369,448
  ------------------------------------------------------------------------------


                                               Marathon Hawaii Fund
                                ------------------------------------------------
                                   Six Months Ended
                                   July 31, 1997              Year Ended
                                   (Unaudited)                January 31, 1997
  ------------------------------------------------------------------------------
   Sales                                    383,044                    201,234
   Issued to shareholders
     electing to receive
     payments of
     distributions
     in Fund shares                          15,744                     32,289

   Redemptions                             (107,165)                  (149,829)
  ------------------------------------------------------------------------------
   Net increase                             291,623                     83,694
  ------------------------------------------------------------------------------


                                                Marathon Kansas Fund
                                ------------------------------------------------
                                   Six Months Ended
                                   July 31, 1997              Year Ended
                                   (Unaudited)                January 31, 1997
  ------------------------------------------------------------------------------
   Sales                                   59,397                      172,247

   Issued to shareholders
     electing to receive
     payments of
     distributions
     in Fund shares                        12,022                       24,491

   Redemptions                           (117,988)                    (206,951)
  ------------------------------------------------------------------------------
   Net decrease                           (46,569)                      (4,213)
  ------------------------------------------------------------------------------

4 Transactions with Affiliates
  ------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR.

EV Marathon Municipals Funds as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

  Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations.


5 Distribution Plan
  ------------------------------------------------------------------------------
  Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require each of the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 0.75% of a Fund's average daily net assets, for providing ongoing distribution services and facilities to the Fund. A Fund will automatically discontinue payments to EVD, during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund, and accordingly, reduces the Fund's net assets. For the six months ended July 31, 1997, Marathon Florida Insured Fund, Marathon Hawaii Fund and Marathon Kansas Fund paid $78,111, $60,561 and $38,782, respectively, to EVD, representing 0.75% of each Fund's average daily net assets. For the six months ended July 31, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Marathon Florida Insured Fund, Marathon Hawaii Fund and Marathon Kansas Fund were approximately $657,000, $758,000 and $396,000, respectively.

  In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% per annum of each Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the six months ended July 31, 1997, Marathon Florida Insured Fund, Marathon Hawaii Fund and Marathon Kansas Fund, paid or accrued service fees to or payable to EVD in the amount of $15,721, $13,727 and $7,845, respectively. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

  Certain officers and Trustees of the Funds are officers or directors of EVD.


6 Contingent Deferred Sales Charge
  ------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $65,000, $23,000 and $31,000 of CDSC paid by shareholders of Marathon Florida Insured Fund, Marathon Hawaii Fund and Marathon Kansas Fund, respectively, for the six months ended July 31, 1997.

7 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended July 31, 1997 were as follows:

  Marathon Florida Insured Fund
  ------------------------------------------------------------------------------
  Increases                                                         $1,583,944
  Decreases                                                          3,496,907


  Marathon Hawaii Fund
  ------------------------------------------------------------------------------
  Increases                                                         $3,740,622
  Decreases                                                          1,373,020


  Marathon Kansas Fund
  ------------------------------------------------------------------------------
  Increases                                                         $  639,510
  Decreases                                                          1,449,916

Florida Insured Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited) Principal
------------------- Amount
           Standard (000
Moody's    & Poor's omitted)   Security                      Value
-------------------------------------------------------------------------
Housing -- 16.0%
-------------------------------------------------------------------------
 Aaa       NR       $  360     Duval County, FL, Housing
                               Finance Authority, Single
                               Family Mortgage Revenue,
                               (GNMA), (AMT),
                               6.70%, 10/1/26                $   383,803
 Aaa       AAA         750     Escambia, FL, HFA, SFMR,
                               (GNMA), (AMT), 7.00%, 4/1/28      814,178
 Aaa       NR          740     Manatee, FL, HFA, SFMR,
                               (GNMA), (AMT), 6.875%,
                               11/1/26                           818,810
 Aaa       NR        1,000     Pinellas County, FL, HFA,
                               SFMR, (AMT), 5.80%, 3/1/29      1,016,820
 NR        AAA         795     Pinellas, FL, HFA, SFMR,
                               (GNMA), (AMT), 6.70%, 2/1/28      849,092
-------------------------------------------------------------------------
                                                             $ 3,882,703
-------------------------------------------------------------------------

Insured-Education -- 2.1%
-------------------------------------------------------------------------
 Aaa       AAA      $  500     Florida A&M University,
                               (Student Apartment
                               Facilities), (MBIA), 5.625%,
                               7/1/25                        $   513,935
-------------------------------------------------------------------------
                                                             $   513,935
-------------------------------------------------------------------------

Insured-Electric Utilities -- 4.5%
-------------------------------------------------------------------------
 Aaa       AAA      $  445     Citrus County, FL, PCR,
                               (MBIA), 6.35%, 2/1/22         $   489,460
 Aaa       AAA         895     Florida State Municipal
                               Power Agency, (Stanton
                               Project), (AMBAC),
                               4.50%, 10/1/27                    798,823
 Aaa       AAA          50     Key West, FL, Utility Board
                               of Electric Revenue,
                               (AMBAC),
                               6.75%, 10/1/13                     55,300
-------------------------------------------------------------------------
                                                             $ 1,343,583
-------------------------------------------------------------------------

Insured-General Obligations -- 4.0%
-------------------------------------------------------------------------
 Aaa       AAA      $1,000     Massachusetts State
                               Turnpike Authority, (FGIC),
                               5.125%, 1/1/23                $   981,150
-------------------------------------------------------------------------
                                                             $   981,150
-------------------------------------------------------------------------

Insured-Hospitals -- 0.8%
-------------------------------------------------------------------------
 Aaa       AAA      $  200     Dade, FL, Public Facilities
                               Revenue, (Jackson Memorial
                               Hospital), (MBIA), 4.875%,
                               6/1/15                        $   191,594
-------------------------------------------------------------------------
                                                             $   191,594
-------------------------------------------------------------------------

Insured-Housing -- 10.9%
-------------------------------------------------------------------------
 Aaa       AAA      $  500     Florida Health Facilities
                               Authority, (Maitland Club
                               Apartments), (AMBAC),
                               (AMT), 6.875%, 8/1/26         $   541,375
 Aaa       AAA       1,000     Florida HFA, (Mariner Club
                               Apartments), (AMBAC),
                               (AMT), 6.375%, 9/1/36/(1)/        1,054,840
 Aaa       AAA         500     Florida HFA, (MBIA),
                               5.90%, 7/1/29                     512,890
 Aaa       AAA         500     Florida HFA, (Spinnaker
                               Cove Apartments), (AMBAC),
                               (AMT), 6.50%, 7/1/36              532,570
-------------------------------------------------------------------------
                                                             $ 2,641,675
-------------------------------------------------------------------------

Insured-Industrial Development Revenue -- 2.1%
-------------------------------------------------------------------------
 Aaa       AAA      $  500     Dade County, FL, Resources
                               Recovery Facilities,
                               (AMBAC), (AMT),
                               5.50%, 10/1/13/(2)/           $   515,110
-------------------------------------------------------------------------
                                                             $   515,110
-------------------------------------------------------------------------

Insured-Special Tax Revenue -- 29.6%
-------------------------------------------------------------------------
 Aaa       AAA      $1,000     Bradenton, FL, Special
                               Revenue Sub-Lien, (FGIC),
                               5.00%, 10/1/15                $   994,030
 Aaa       AAA       1,225     Florida State Finance
                               Department, Environmental
                               Preservation, (MBIA),
                               4.75%, 7/1/09                   1,226,556
 Aaa       AAA       1,000     Jacksonville, FL, Excise
                               Taxes Revenue, (FGIC),
                               5.00%, 10/1/16                    986,590
 Aaa       AAA       1,000     Jacksonville, FL, Excise
                               Taxes Revenue, (FGIC),
                               5.70%, 10/1/09                  1,044,380
 Aaa       AAA         745     Jacksonville, FL, Sales
                               Tax, (River City
                               Renaissance Project),
                               (FGIC), 5.375%, 10/1/18           752,189
 Aaa       AAA         500     Lakeland, FL, Capital
                               Improvement Revenue,
                               (MBIA),
                               5.00%, 10/1/17(3)                 491,855
 Aaa       AAA         250     Orange, FL, Tourist
                               Development Tax, (MBIA),
                               6.00%, 10/1/24                    268,375
 Aaa       AAA         290     St. Petersburg, FL, Excise
                               Tax Revenue, (FGIC), 5.00%,
                               10/1/16                           288,388
 Aaa       AAA         505     St. Petersburg, FL, Excise
                               Tax Revenue, (FGIC), 5.00%,
                               10/1/16                           492,804
 Aaa       AAA         340     Sunrise, FL, Public
                               Facilities Revenue, (MBIA),
                               0.00%, 10/1/15                    133,800
 Aaa       AAA         500     Tampa, FL, Occupational
                               License Tax Revenue,
                               (FGIC), 5.50%, 10/1/27            509,150
-------------------------------------------------------------------------
                                                             $ 7,188,117
-------------------------------------------------------------------------

                       See notes to financial statements

Florida Insured Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited) Principal
------------------- Amount
           Standard (000
Moody's    & Poor's omitted)   Security                      Value
-------------------------------------------------------------------------

Insured-Transportation -- 4.1%
-------------------------------------------------------------------------
 Aaa       AAA      $1,000     Dade County, FL, Seaport
                               Revenue, (MBIA), 5.125%,
                               10/1/16                       $   993,290
-------------------------------------------------------------------------
                                                             $   993,290
-------------------------------------------------------------------------

Insured-Water and Sewer -- 24.9%
-------------------------------------------------------------------------
 Aaa       AAA      $  325     Dade County, FL, Water and
                               Sewer System, (FGIC),
                               5.375%, 10/1/16               $   333,005
 Aaa       AAA         750     Dade County, FL, Water and
                               Sewer System, (FGIC),
                               5.50%, 10/1/25                    763,388
 Aaa       AAA         735     Enterprise Community
                               Development District, FL,
                               Water and Sewer Revenue,
                               (MBIA), 6.125%, 5/1/24/(2)/       787,075
 Aaa       AAA       1,000     Jacksonville, FL, Water and
                               Sewer Revenue, (AMBAC),
                               6.35%, 8/1/25                   1,085,690
 Aaa       AAA       1,000     Lee County, FL, (Bonita
                               Springs), (MBIA), (AMT),
                               6.05%, 11/1/20                  1,054,579
 Aaa       AAA          70     North Port, FL, Utility
                               Revenue, (FGIC), 6.25%,
                               10/1/17                            76,089
 Aaa       AAA         500     North Port, FL, Utility
                               Revenue, (FGIC), 6.25%,
                               10/1/22                           542,770
 Aaa       AAA         400     Titisville, FL, Water and
                               Sewer Revenue, (MBIA),
                               6.00%, 10/1/24                    429,400
 Aaa       AAA       1,000     Vero Beach, FL, Water and
                               Sewer Revenue, (FGIC),
                               5.00%, 12/1/21                    965,800
-------------------------------------------------------------------------
                                                             $ 6,037,796
-------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
    (identified cost $22,448,019)                            $24,288,953
-------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.

The Portfolio primarily invests in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 84.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. At July 31, 1997, the Portfolio's insured securities by financial institution are as follows:

                                                                    % of
                                        Market Value                Market Value
--------------------------------------------------------------------------------
American Municipal Bond Assurance Corp.
    (AMBAC)                              $4,583,708                    18.9%

Financial Guaranty Insurance Corp.
    (FGIC)                                8,729,733                    35.9
Municipal Bond Insurance Assoc. (MBIA)    7,092,810                    29.2
--------------------------------------------------------------------------------
Total                                   $20,406,251                    84.0%
--------------------------------------------------------------------------------

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been segregated to cover when-issued securities.

/(3)/ When-issued security.

                       See notes to financial statements

Hawaii Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000
Moody's    & Poor's omitted)   Security                      Value
-------------------------------------------------------------------------
General Obligations -- 15.4%
-------------------------------------------------------------------------
 Aa        AA       $  750     City and County of
                               Honolulu, HI, 4.75%, 9/1/17   $   712,695
 NR        BBB         640     Government of Guam,
                               5.375%, 11/15/13                  634,803
 Baa1      A           500     Puerto Rico Public
                               Buildings Authority, Public
                               Education and Health
                               Facilities, 5.50%, 7/1/21         503,480
 Aa3       A+        1,000     State of Hawaii, 5.25%,
                               6/1/13/(1)/                     1,008,230
 Aa3       A+          140     State of Hawaii, 5.75%,
                               1/1/11                            153,184
-------------------------------------------------------------------------
                                                             $ 3,012,392
-------------------------------------------------------------------------

Hospitals -- 15.7%
-------------------------------------------------------------------------
 NR        AAA      $  250     Puerto Rico Industrial,
                               Tourist, Educational,
                               Medical and Environmental
                               Control Authority, (Doctor
                               Pila Hospital), (FHA),
                               6.25%, 8/1/32                 $   272,925
 Aa3       AA          400     State of Hawaii Department
                               of Budget and Finance,
                               (Kaiser Permanente), 6.25%,
                               3/1/21                            423,984
 A         A           625     State of Hawaii Department
                               of Budget and Finance,
                               (Kapiolani Health System),
                               6.00%, 7/1/19                     648,456
 Aa3       AA          870     State of Hawaii Department
                               of Budget and Finance,
                               (Queens Health System),
                               5.75%, 7/1/26                     898,449
 NR        BBB-        750     State of Hawaii Department
                               of Budget and Finance,
                               Special Purpose Mortgage
                               Revenue, (Wahiawa General
                               Hospital), 7.50%, 7/1/12          827,273
-------------------------------------------------------------------------

                                                             $ 3,071,087
-------------------------------------------------------------------------

Housing -- 8.7%
-------------------------------------------------------------------------
 Aa1       AA       $  500     State of Hawaii Housing
                               Finance and Development
                               Corp., 5.75%, 7/1/30/(2)/     $   502,545
 Aa1       AA        1,000     State of Hawaii Housing
                               Finance and Development,
                               Single Family Mortgage
                               Bonds, 5.90%, 7/1/27/(3)/       1,025,010
 Aa1       AA          175     State of Hawaii Housing
                               Finance and Development,
                               Single Family Mortgage
                               Bonds, (AMT), 6.00%, 7/1/26       178,866
-------------------------------------------------------------------------
                                                             $ 1,706,421
-------------------------------------------------------------------------


Industrial Development Revenue / Pollution
Control Revenue -- 3.0%
-------------------------------------------------------------------------
 A1        AA-      $  550     Puerto Rico Industrial,
                               Tourist, Educational,
                               Medical and Environmental
                               Control Authority, (Upjohn
                               Co.), 7.50%, 12/1/23          $   592,642
-------------------------------------------------------------------------
                                                             $   592,642
-------------------------------------------------------------------------

Insured-Education -- 5.3%
-------------------------------------------------------------------------
 Aaa       AAA      $  500     Hawaii State Housing
                               Development Corp.,
                               (University of Hawaii),
                               (AMBAC), 5.65%, 10/1/16       $   519,795
 Aaa       AAA         500     University of Hawaii Board
                               of Regents, University
                               System, (AMBAC),
                               5.65%, 10/1/12                    521,045
-------------------------------------------------------------------------
                                                             $ 1,040,840
-------------------------------------------------------------------------

Insured-Electric Utilities -- 6.1%
-------------------------------------------------------------------------
 Aaa       AAA      $  100     Commonwealth of Puerto Rico
                               Electric Power Authority,
                               (FSA), Variable
                               Rate,  7/1/03/(4)/            $   114,125
-------------------------------------------------------------------------
 Aaa       AAA         500     State of Hawaii Department
                               of Budget and Finance,
                               (Hawaii Electric Co.,
                               Inc.), (AMT), (MBIA),
                               6.20%, 5/1/26                     533,085
-------------------------------------------------------------------------
 Aaa       AAA         500     State of Hawaii Department
                               of Budget and Finance,
                               (Hawaii Electric Co.,
                               Inc.), (AMT), (MBIA),
                               6.60%, 1/1/25                     551,200
-------------------------------------------------------------------------
                                                             $ 1,198,410
-------------------------------------------------------------------------

Insured-General Obligations -- 17.3%
-------------------------------------------------------------------------
 Aaa       AAA      $  500     Commonwealth of Puerto
                               Rico, (MBIA), 5.00%, 7/1/21   $   487,715
 Aaa       AAA         700     County of Hawaii, HI,
                               (FGIC), 5.55%, 5/1/10             756,525
 Aaa       AAA         305     County of Kauai, HI,
                               (MBIA), 5.90%, 2/1/14             323,733
 Aaa       AAA         910     County of Maui, HI, (FGIC),
                               5.00%, 9/1/17                     891,882
 Aaa       AAA         250     County of Maui, HI, (FGIC),
                               5.125%, 12/15/13                  251,270
 Aaa       AAA         420     County of Maui, HI, (FGIC),
                               5.30%, 9/1/14                     430,156
 Aaa       AAA         250     County of Maui, HI, (FGIC),
                               5.75%, 1/1/13                     258,240
-------------------------------------------------------------------------
                                                             $ 3,399,521
-------------------------------------------------------------------------

                       See notes to financial statements

Hawaii Municipals Portfolio  as of July 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited) Principal
------------------- Amount
           Standard (000
Moody's    & Poor's omitted)   Security                      Value
-------------------------------------------------------------------------
Insured-Hospitals -- 1.1%
-------------------------------------------------------------------------
 Aaa       AAA      $  100     State of Hawaii Department
                               of Budget and Finance,
                               (Queen's Medical Center),
                               (FGIC), 6.50%, 7/1/12         $   102,460
 Aaa       AAA         100     State of Hawaii Department
                               of Budget and Finance, (St.
                               Francis Medical Centers),
                               (CGIC), 6.50%, 7/1/22             110,289
-------------------------------------------------------------------------
                                                             $   212,749
-------------------------------------------------------------------------

Insured-Housing -- 7.7%
-------------------------------------------------------------------------
 Aaa       AAA      $  490     City and County of
                               Honolulu, HI, Mortgage
                               Revenue Bonds, (Smith
                               Beretania), (MBIA), 7.80%,
                               7/1/24                        $   528,700
 Aaa       AAA       1,000     Puerto Rico Public
                               Buildings Authority,
                               (AMBAC), 5.00%, 7/1/27            972,730
-------------------------------------------------------------------------
                                                             $ 1,501,430
-------------------------------------------------------------------------

Insured-Transportation -- 9.7%
-------------------------------------------------------------------------
 Aaa       AAA      $  500     State of Hawaii Airports
                               System, (AMT), (FGIC),
                               7.50%, 7/1/20                 $   548,895
 Aaa       AAA         100     State of Hawaii Airports
                               System, (AMT), (MBIA),
                               6.90%, 7/1/12                     118,405
 Aaa       AAA         245     State of Hawaii Airports
                               System, (AMT), (MBIA),
                               7.00%, 7/1/18                     268,738
 Aaa       AAA         650     State of Hawaii Harbor
                               Revenue, (AMT), (FGIC),
                               6.375%, 7/1/24/(1)/               700,219
 Aaa       AAA         250     State of Hawaii Harbor
                               Revenue, (AMT), (MBIA),
                               7.00%, 7/1/17                     271,070
-------------------------------------------------------------------------
                                                             $ 1,907,327
-------------------------------------------------------------------------

Special Tax Revenue -- 1.1%
-------------------------------------------------------------------------
 Baa1      A        $  100     Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/36                 $   102,245
 NR        NR          100     Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                           110,901
-------------------------------------------------------------------------
                                                             $   213,146
-------------------------------------------------------------------------

Transportation -- 5.7%
-------------------------------------------------------------------------
 NR        BBB      $  200     Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23         $   215,578
 Baa3      BBB-        180     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.30%, 6/1/23                     190,751
 Aa3       AA          715     State of Hawaii Highway
                               Revenue, 5.00%, 7/1/12            711,253
-------------------------------------------------------------------------
                                                             $ 1,117,582
-------------------------------------------------------------------------

Water and Sewer -- 3.2%
-------------------------------------------------------------------------
 Aa        AA       $  600     City and County of
                               Honolulu, HI, Water Supply
                               System,
                               5.80%, 7/1/16                 $   631,386
-------------------------------------------------------------------------
                                                             $   631,386
-------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
    (identified cost $17,950,322)                            $19,604,933
-------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.

The portfolio invests primarily in debt securities issued by Hawaii municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 47.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.6% to 20.7% of total investments.

(1) Security has been segregated to cover when-issued securities.
(2) When-issued security.
(3) Security has been segregated to cover margin requirements on open financial futures contracts.
(4) Security has been issued as an inverse floater bond.

                       See notes to financial statements

Kansas Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited)



Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
--------------------Principal
           Standard Amount
           &        (000
Moody's    Poor's   omitted)   Security                      Value
--------------------------------------------------------------------------------
Electric Utilities -- 1.4%
--------------------------------------------------------------------------------
 NR        BBB      $  150     Guam Power Authority
                               Revenue, 6.625%, 10/1/14      $   163,302
--------------------------------------------------------------------------------
                                                             $   163,302
--------------------------------------------------------------------------------

General Obligations -- 24.4%
--------------------------------------------------------------------------------
 Aa        NR       $  400     Douglas County, KS, USD
                               #497, 6.00%, 9/1/15           $   428,092

 Aa1       AA          300     Johnson County, KS, USD
                               #229, 5.00%, 10/1/14              300,579

 Aa1       AA          890     Johnson County, KS, USD
                               #229, 5.00%, 10/1/16              885,594

 Aa1       AA          500     Johnson County, KS, USD
                               #512, 5.125%, 10/1/16             500,180

 Aa1       NR          300     Leawood, KS, 5.00%, 9/1/15        301,074

 Baa1      A           500     Puerto Rico Aqueduct and
                               Sewer Authority, 5.00%,
                               7/1/19                            483,185
--------------------------------------------------------------------------------

                                                             $ 2,898,704
--------------------------------------------------------------------------------
Hospitals -- 2.2%
--------------------------------------------------------------------------------
 A3        NR       $  250     Lawrence, KS, Hospital
                               Revenue, (Lawrence Memorial
                               Hospital), 6.20%, 7/1/19      $   264,355
--------------------------------------------------------------------------------

                                                             $   264,355
--------------------------------------------------------------------------------

Housing -- 28.6%
--------------------------------------------------------------------------------
 Aaa       NR       $   70     Kansas City, KS, Mortgage
                               Revenue, (AMT), (GNMA),
                               5.30%, 5/1/07                 $    71,000

 Aaa       NR           70     Kansas City, KS, Mortgage
                               Revenue, (AMT), (GNMA),
                               5.30%, 11/1/07                     71,040

 Aaa       NR          160     Kansas City, KS, Mortgage
                               Revenue, (AMT), (GNMA),
                               5.90%, 11/1/27                    162,658

 NR        AAA         395     Kansas City, KS, Mortgage
                               Revenue, (AMT), (GNMA),
                               7.00%, 12/1/11                    418,874

 NR        AAA         220     Kansas City, KS,
                               Multifamily Housing
                               Revenue, (FHA), 6.70%,
                               7/1/23                            226,292

 Aa        NR          100     Kansas Development
                               Authority, Single Family
                               Housing, (FHA), (Martin
                               Creek), 6.60%, 8/1/34             104,009

 Aaa       A-       $  415     Labette County, KS, Single
                               Family Mortgage Revenue,
                               0.00%, 12/1/14                    168,876

 Aaa       NR          195     Olathe and Labette County,
                               KS, Single Family Mortgage
                               Revenue, (GNMA), 8.10%,
                               8/1/23                            218,837

 NR        AAA         220     Olathe, KS, Mortgage Loan
                               Revenue, (GNMA), 7.60%,
                               3/1/07                            232,826

 NR        AAA         250     Olathe, KS, Multifamily
                               Housing Revenue, (FNMA),
                               6.45%, 6/1/19                     262,670

 NR        AA          250     Puerto Rico Housing Finance
                               Corp., 7.50%, 4/1/22              264,180

 Aaa       NR          235     Sedgwick and Shawnee
                               County, KS, Single Family
                               Revenue, (GNMA), 7.75%,
                               11/1/24                           272,786

 Aaa       NR          455     Sedgwick County, KS, Single
                               Family Mortgage Revenue,
                               (GNMA), 8.00%,
                               5/1/25                            514,396

 Aaa       NR           45     Sedgwick County, KS, Single
                               Family Mortgage Revenue,
                               (GNMA), 8.20%,
                               5/1/14                             50,863

 NR        AAA         350     Wichita, KS, Multifamily
                               Housing Revenue, (Broadmoor
                               Chelsea Apartments), (AMT)
                               (FNMA), 5.65%,
                               7/1/16                            356,902
--------------------------------------------------------------------------------

                                                             $ 3,396,209
--------------------------------------------------------------------------------

Industrial Development Revenue /
Pollution Control Revenue -- 2.2%
--------------------------------------------------------------------------------
 A2        NR       $  100     Puerto Rico Industrial,
                               Medical and Environmental
                               Pollution Control Facility
                               Finance Authority,
                               (American Home Products),
                               5.10%, 12/1/18                $    98,207
--------------------------------------------------------------------------------

 Baa3      BBB-        150     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.30%, 6/1/23                     158,960
--------------------------------------------------------------------------------

                                                             $   257,167
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 4.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $  345     Burlington, KS, Pollution
                               Control Revenue, (Kansas
                               Gas & Electric Co.),
                               (MBIA), 7.00%, 6/1/31/(1)/    $   382,267
--------------------------------------------------------------------------------
 Aaa       AAA         100     Puerto Rico Electric Power
                               Authority, (FSA), Variable
                               Rate, 7/1/02/(2)/                 112,000
--------------------------------------------------------------------------------


                                                             $   494,267
--------------------------------------------------------------------------------


                       See notes to financial statements

Kansas Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited) Principal
------------------- Amount
           Standard (000
Moody's    & Poor's omitted)   Security                      Value
-------------------------------------------------------------------------
Insured-General Obligations -- 7.7%
-------------------------------------------------------------------------
 Aaa       AAA      $  150     Garnett, KS, Combined
                               Utility Revenue Bonds,
                               (MBIA), 6.00%, 10/1/17        $   157,770
 Aaa       AAA         200     Kansas City, KS, Utility
                               Systems Revenue, (FGIC),
                               6.375%, 9/1/23                    222,214
 Aaa       AAA         250     Sedgwick County, KS, USD
                               #267, (AMBAC), 6.15%,
                               11/1/09                           277,055
 Aaa       AAA         230     Sedgwick County, KS, USD
                               #267, (AMBAC), 6.15%,
                               11/1/10                           253,396
-------------------------------------------------------------------------
                                                             $   910,435
-------------------------------------------------------------------------

Insured-Hospitals -- 22.0%
-------------------------------------------------------------------------
 Aaa       AAA      $1,000     Kansas State Development
                               Finance Authority, Health
                               Facilities Revenue, (St.
                               Luke's), (MBIA),
                               5.375%, 11/15/26              $ 1,002,849
 Aaa       AAA         500     Kansas State Development
                               Finance Authority, Health
                               Facilities, (Stormont-Vail)
                               (MBIA), 5.80%, 11/15/11           534,065
 Aaa       AAA         200     Olathe, KS, Health
                               Facilities, (Evangelical
                               Lutheran Good Samaritan
                               Society), (AMBAC), 6.00%,
                               5/1/19                            211,692
 Aaa       AAA         895     Shawnee County, KS, Health
                               Care Facilities, (Menninger
                               Foundation), (FSA), 5.00%,
                               8/15/16                           867,200
-------------------------------------------------------------------------
                                                             $ 2,615,806
-------------------------------------------------------------------------

Insured-Housing -- 3.7%
-------------------------------------------------------------------------
 Aaa       AAA      $  100     Puerto Rico Housing Finance
                               Corp., (AMBAC), 7.50%,
                               10/1/11                       $   104,585
 Aaa       AAA         205     Sedgwick County, KS,
                               Mortgage Loan Revenue,
                               (MBIA), (GNMA),
                               7.50%, 12/1/09                    216,935
 Aaa       AAA         110     Sedgwick County, KS,
                               Mortgage Loan Revenue,
                               (MBIA), (GNMA),
                               7.50%, 12/1/10                    116,345
-------------------------------------------------------------------------
                                                             $   437,865
-------------------------------------------------------------------------

Transportation -- 3.6%
-------------------------------------------------------------------------
 NR        BBB      $  100     Guam Airport Authority,
                               6.50%, 10/1/23                $   106,702
 NR        BBB         300     Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23             323,367
-------------------------------------------------------------------------
                                                             $   430,069
-------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
    (identified cost $11,264,704)                            $11,868,179
-------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Kansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 36.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.9% to 17.5% of total investments.

/(1)/ Security has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.


                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997
FINANCIAL STATEMENTS (Unaudited)

Statements of Assets and Liabilities

As of July 31, 1997

                                                                               Florida Insured       Hawaii            Kansas
                                                                                  Portfolio         Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                                                              $22,448,019       $ 17,950,322      $11,264,704
    Unrealized appreciation                                                        1,840,934          1,654,611          603,475
------------------------------------------------------------------------------------------------------------------------------------
Investments at value (Note 1A)                                                   $24,288,953       $ 19,604,933      $11,868,179
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                             $       265       $    107,333      $       566
Receivable for investments sold                                                      205,000                --                --
Interest receivable                                                                  397,841            180,004          194,465
Receivable from Investment Adviser (Note 2)                                           27,593             27,059           22,356
Deferred organization expenses (Note 1D)                                               3,846              3,520            3,478
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     $24,923,498       $ 19,922,849      $12,089,044
------------------------------------------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                $   488,622       $    503,274      $        --
Demand note payable (Note 5)                                                         665,000                --           442,000
Payable for variation margin on open financial futures contracts (Note 1E)             7,125              2,625            1,500
Accrued expenses                                                                       8,166              5,396            6,753
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                $ 1,168,913       $    511,295      $   450,253
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio                        $23,754,585       $ 19,411,554      $11,638,791
------------------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals                          $22,041,431       $ 17,828,574      $11,063,839
Net unrealized appreciation of investments (computed on the basis of
    identified cost)                                                               1,713,154          1,582,980          574,952
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                            $23,754,585       $ 19,411,554      $11,638,791
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended July 31, 1997

                                                                            Florida Insured          Hawaii           Kansas
                                                                               Portfolio            Portfolio        Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-------------------------------------------------------------------------------------------------------------------------------
Interest                                                                      $  674,768       $  486,177         $ 342,233
-------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                       $  674,768       $  486,177         $ 342,233
-------------------------------------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                               $   21,264       $   12,927         $   9,004
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                                       102              102               102
Custodian fee (Note 1H)                                                            7,612            4,988             2,930
Legal and accounting services                                                     16,838           16,837            12,821
Bond pricing                                                                       3,502            1,470             3,523
Amortization of organization expenses (Note 1D)                                    1,202            1,099             1,086
Miscellaneous                                                                      6,493            4,900             4,824
-------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                $   57,013       $   42,323         $  34,290
-------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Preliminary allocation of expenses to the Investment Adviser (Note 2)     $   27,593       $   27,059         $  22,356
    Preliminary reduction of investment adviser fee (Note 2)                      21,264           12,927             9,004
    Reduction of custodian fee (Note 1H)                                           8,156            2,337             2,930
-------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                                      $   57,013       $   42,323         $  34,290
-------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                                  $       --       $       --         $      --
-------------------------------------------------------------------------------------------------------------------------------

Net investment income                                                         $  674,768       $  486,177         $ 342,233
-------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                           $  201,129       $   13,184         $  50,554
    Financial futures contracts                                                 (145,778)          13,158             9,476
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions                                  $   55,351       $   26,342         $  60,030
-------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                                       $  822,804       $  609,434         $ 369,510
    Financial futures contracts                                                 (119,036)         (92,052)          (34,312)
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments           $  703,768       $  517,382         $ 335,198
-------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                               $  759,119       $  543,724         $ 395,228
-------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                                    $1,433,887       $1,029,901         $ 737,461
-------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended July 31, 1997


                                                                        Florida Insured        Hawaii            Kansas
Increase (Decrease) in Net Assets                                          Portfolio         Portfolio         Portfolio
----------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                                $   674,768      $    486,177      $   342,233
    Net realized gain on investments                                          55,351            26,342           60,030
    Net change in unrealized appreciation (depreciation)
        of investments                                                       703,768           517,382          335,198
----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               $ 1,433,887      $  1,029,901      $   737,461
----------------------------------------------------------------------------------------------------------------------------

Capital transactions --
    Contributions                                                        $ 2,201,073      $  3,763,737      $   702,792
    Withdrawals                                                           (4,084,234)       (1,396,009)      (1,537,182)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions          $(1,883,161)     $  2,367,728      $  (834,390)
----------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                                    $  (449,274)     $  3,397,629      $   (96,929)
----------------------------------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------------------------
At beginning of period                                                   $24,203,859      $ 16,013,925      $11,735,720
----------------------------------------------------------------------------------------------------------------------------
At end of period                                                         $23,754,585      $ 19,411,554      $11,638,791
----------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended January 31, 1997

                                                                        Florida Insured          Hawaii             Kansas
Increase (Decrease) in Net Assets                                          Portfolio            Portfolio          Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                                  $ 1,329,075        $    924,536        $   696,638
    Net realized gain (loss) on investments                                    (66,180)            (88,245)           116,773
    Net change in unrealized appreciation (depreciation)
        of investments                                                        (666,127)           (289,897)          (398,583)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 $   596,768        $    546,394        $   414,828
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                                          $ 7,574,982        $  2,082,938        $ 2,234,921
    Withdrawals                                                             (5,383,691)         (2,193,484)        (2,522,670)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions            $ 2,191,291        $   (110,546)       $  (287,749)
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets                                                 $ 2,788,059        $    435,848        $   127,079
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                                       $21,415,800        $ 15,578,077        $11,608,641
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                             $24,203,859        $ 16,013,925        $11,735,720
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios  as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                     Florida Insured Portfolio                           Hawaii Portfolio
                                             ----------------------------------------      -----------------------------------------
                                             Six Months                                    Six Months
                                             Ended             Year Ended January 31,      Ended              Year Ended January 31,
                                             July 31, 1997  --------------------------     July 31, 1997 ---------------------------
                                             (Unaudited)     1997      1996      1995*    (Unaudited)     1997      1996     1995*
------------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets: ++
------------------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                     0.07%++    0.09%      0.07%    0.01%++     0.03% ++    0.04%      0.06%    0.06%++
Net expenses, after custodian fee reduction       0.00%++    0.02%      0.00%       --        0.00%++    0.00%      0.00%       --
Net investment income                             5.77%++    5.76%      5.82%    5.73%++      5.87%++    5.96%      6.01%    6.03%++
Portfolio Turnover                                   11%       36%        32%      33%           6%        21%        19%      66%
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (000s omitted)       $  23,755   $24,204    $21,416  $14,400      $ 19,412   $16,014    $15,578  $12,865
------------------------------------------------------------------------------------------------------------------------------------
++  The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment
    Adviser. Had such actions not been taken, the ratios would have been as follows:
Expenses/(1)/                                     0.49%+     0.39%      0.39%    0.41%+       0.51%+     0.43%      0.41%    0.38%+
Expenses after custodian fee reduction            0.42%+     0.32%      0.32%       --        0.48%+     0.39%      0.35%       --
Net investment income                             5.35%+     5.46%      5.50%    5.33%+       5.38%+     5.57%      5.66%    5.70%+
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, March 2, 1994, to January 31, 1995.
/(1)/ The expense ratios for the periods ended on and after, January 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio to increase its expense ratios by the effect of any offset arrangements with service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                             Kansas Portfolio
                                                                                 -----------------------------------------
                                                                                 Six Months
                                                                                 Ended            Year Ended January 31,
                                                                                 July 31, 1997    ------------------------
                                                                                 (Unaudited)        1997    1996   1995*
--------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets++:
--------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                                                                      0.05%+          0.08%   0.09%   0.01%+
Net expenses, after custodian fee reduction                                         0.00%+          0.00%   0.00%     --
Net investment income                                                               5.92%+          5.91%   5.93%   5.68%+
Portfolio Turnover                                                                    5%              49%     21%     12%
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                          $ 11,639        $11,736 $11,609 $ 8,306
--------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolio reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                                                       0.59%+          0.48%   0.50%   0.43%+
Expenses after custodian fee reduction                                              0.54%+          0.40%   0.41%     --
Net investment income                                                               5.38%+          5.51%   5.52%   5.26%+
--------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, March 2, 1994, to January 31, 1995.
/(1)/ The expense ratios for the periods ended on and after January 31, 1996, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio to increase its expense ratios by the effect of any offset arrangements with service providers. The expense ratios for the period ended January 31, 1995 have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolio as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited)


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Florida Insured Municipals Portfolio ("Florida Insured Portfolio"), Hawaii Municipals Portfolio ("Hawaii Portfolio") and Kansas Municipals Portfolio ("Kansas Portfolio"), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as non-diversified open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992 for the Hawaii Portfolio and October 25, 1993 for the Florida Insured Portfolio and the Kansas Portfolio. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

   C Income Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for Federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

   D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

EV Municipals Portfolio as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


   G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

   H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of expenses on the Statement of Operations.

   I Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   J Other -- Investment transactions are accounted for on a trade date basis.

   K Interim Financial Information -- The interim financial statements relating to July 31, 1997 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Portfolios' management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six months ended July 31, 1997, each Portfolio incurred advisory fees as follows:

   Portfolio                                       Amount        Effective Rate*
   -----------------------------------------------------------------------------
   Florida Insured                                $21,264                  0.18%
   Hawaii                                          12,927                  0.16%
   Kansas                                           9,004                  0.16%


   *As a percentage of average daily net assets (annualized).

   To enhance the net income of the Florida Insured Portfolio, Hawaii Portfolio and Kansas Portfolio, BMR made a preliminary reduction of its fee in the amount of $21,264, $12,927, and $9,004, respectively, and $27,593, $27,059, and $22,356, respectively, of expenses related to the operation of the Portfolios were allocated, on a preliminary basis, to BMR. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended July 31, 1997, no significant amounts have been deferred.

EV Municipals Portfolio as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


3  Investments
   -----------------------------------------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, put option transactions and short-term obligations, for the six months ended July 31, 1997 were as follows:

   Florida Insured Portfolio
   ---------------------------------------------------
   Purchases                                $2,643,655
   Sales                                     4,255,871

   Hawaii Portfolio
   ---------------------------------------------------
   Purchases                                $4,127,395
   Sales                                       996,178

   Kansas Portfolio
   ---------------------------------------------------
   Purchases                                $  723,272
   Sales                                       582,901

4  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at July 31, 1997, as computed on a federal income tax basis, are as follows:

   Florida Insured Portfolio
   ---------------------------------------------------
   Aggregate Cost                          $22,448,019
   ---------------------------------------------------
   Gross unrealized appreciation           $ 1,840,934
   Gross unrealized depreciation                     -
   ---------------------------------------------------

   Net unrealized appreciation             $ 1,840,934
   ---------------------------------------------------

   Hawaii Portfolio
   ---------------------------------------------------
   Aggregate Cost                          $17,950,322
   ---------------------------------------------------
   Gross unrealized appreciation           $ 1,656,339
   Gross unrealized depreciation                 1,728
   ---------------------------------------------------
   Net unrealized appreciation             $ 1,654,611
   ---------------------------------------------------

   Kansas Portfolio
   ---------------------------------------------------
   Aggregate Cost                          $11,264,704
   ---------------------------------------------------
   Gross unrealized appreciation           $   603,475
   Gross unrealized depreciation                     -
   ---------------------------------------------------
   Net unrealized appreciation             $   603,475
   ---------------------------------------------------

5  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolios solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund or portfolio based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At July 31, 1997, the Florida Insured Portfolio and the Kansas Portfolio had balances outstanding pursuant to this line of credit of $665,000 and $442,000, respectively. The Portfolios did not have any significant borrowings or allocated fees during the six months ended July 31, 1997.

6  Financial Instruments
   -----------------------------------------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at July 31, 1997, is as follows:

                Futures
                Contracts
                Expiration                                     Net Unrealized
    Portfolio   Date        Contracts              Position    Depreciation
    --------------------------------------------------------------------------
    Florida
    Insured     9/97        19 US Treasury Bond       Short          $127,780
    --------------------------------------------------------------------------
    Hawaii      9/97        10 US Treasury Bond       Short          $ 71,631
    --------------------------------------------------------------------------
    Kansas      9/97        4 US Treasury Bond        Short          $ 28,523
    --------------------------------------------------------------------------

    At July 31,1997 each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EV Marathon Municipals Funds as of July 31, 1997

INVESTMENT MANAGEMENT

EV Marathon Municipals Funds
                    Officers                         Independent Trustees
                    Thomas J. Fetter                 Donald R. Dwight
                    President                        President, Dwight Partners, Inc.
                                                     Chairman, Newspapers of New England, Inc.
                    James B. Hawkes
                    Vice President and Trustee       Samuel L. Hayes, III
                                                     Jacob H. Schiff Professor of Investment
                    Robert B. MacIntosh              Banking, Harvard University Graduate School of
                    Vice President                   Business Administration

                    James L. O'Connor                Norton H. Reamer
                    Treasurer                        President and Director, United Asset
                                                     Management Corporation
                    Alan R. Dynner
                    Secretary                        John L. Thorndike
                                                     Formerly Director, Fiduciary Company Incorporated

                                                     Jack L. Treynor
                                                     Investment Adviser and Consultant
EV Municipals Portfolios
                    Officers                         Independent Trustees
                    Thomas J. Fetter                 Donald R. Dwight
                    President of the Florida         President, Dwight Partners, Inc.
                    Insured, Hawaii and Kansas       Chairman, Newspaper of New England, Inc.
                    Municipals Portfolios and
                    Portfolio Manager of Florida     Samuel L. Hayes, III
                    Insured Municipals Portfolio     Jacob H. Schiff Professor of Investment
                                                     Banking, Harvard University Graduate School of
                    James B. Hawkes                  Business Administration
                    Vice President and Trustee
                                                     Norton H. Reamer
                    Robert B. MacIntosh              President and Director, United Asset
                    Vice President of Florida        Management Corporation
                    Insured, Hawaii and Kansas
                    Municipals Portfolios and        John L. Thorndike
                    Portfolio Manager of Hawaii      Formerly Director, Fiduciary Company Incorporated
                    Municipals Portfolio
                                                     Jack L. Treynor
                    Nicole Anderes                   Investment Adviser and Consultant
                    Vice President and Portfolio
                    Manager of Kansas
                    Municipals Portfolio

                    James L. O'Connor
                    Treasurer

                    Alan R. Dynner
                    Secretary

                       This Page Intentionally Left Blank

Portfolio Investment Adviser
Boston Management and Research
24 Federal Street
Boston, MA 02110

Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123





EV Municipals Trust II
24 Federal Street
Boston, MA 02110


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This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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                                                                   M-3CSRC-10/97